                                                                    Exhibit 10.1

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER(S):  MOBILITY ELECTRONICS, INC.
              PORTSMITH, INC.
              MAGMA, INC.

DATE:         AS OF JANUARY 31, 2003

         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower").

         Bank and Borrower agree to amend the Loan and Security Agreement between them, dated as of September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment):

         1. VIOLATIONS OF SECTIONS 5.1(a) AND 5.1(b) OF SCHEDULE TO LOAN AGREEMENT; ASSET BASED TERMS IN EFFECT. Borrower and Bank hereby acknowledge and agree that: (a) Parent (on a consolidated basis) failed, as of November 30, 2002, to maintain the minimum adjusted quick ratio required under Section 5.1(a) of the Schedule to Loan Agreement; (b) Parent (on a consolidated basis) failed, as of September 30, 2002, to maintain the minimum EBITDA required under Section 5.1(b) of the Schedule to Loan Agreement; (c) pursuant to Section 6.3 of the Schedule to Loan Agreement, either or both of such violations may trigger the effectiveness of the Asset Based Terms upon Bank's written notice thereof to Parent; and (d) Bank hereby notifies Parent and the other Borrowers, and Parent and the other Borrowers hereby accept such notification, that the Asset Based Terms are effective.

         2. LIMITED WAIVER. Bank and Borrower hereby agree that any failure of Parent (on a consolidated basis) to maintain the minimum Tangible Net Worth required under Section 5.1(c) or 5.2 of the Schedule to Loan Agreement solely for one or more of the months ended September 30, 2002, October 31, 2002, November 30, 2002, and December 31, 2002 (collectively, the "Designated Default") hereby is waived. It is understood, however, that the foregoing waiver of the Designated Default does not constitute a waiver of the aforementioned covenants with respect to any other date or time period, or of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future such covenants with respect to any other date or time period or any other provision or term of the Loan Agreement or any related document.

         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

         3.       AMENDMENTS TO LOAN AGREEMENT.

                  (a) Anything in the Loan Agreement to the contrary notwithstanding, the Inventory Sublimit shall equal Zero Dollars ($-0-), unless and until Bank receives evidence, satisfactory to Bank, that, with respect to any fiscal quarter of Parent commencing on or after January 1, 2003, Parent (on an consolidated basis) shall have maintained a Tangible Net Worth of not less than Thirteen Million Dollars ($13,000,000) at all times during such fiscal quarter.

                  (b) The portion of Section 5.1(c) of the Schedule to Loan Agreement that currently reads as follows:

                     "Parent (on a consolidated basis) shall maintain a Tangible
                      Net Worth of not less than $13,000,000 (the "Minimum Tangible Net Worth"), as of the end of each month, provided that, at the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2002, the Minimum Tangible Net Worth requirement shall be increased by 100% of the net income of the Parent (on a consolidated basis) for such fiscal quarter, but the Minimum Tangible Net Worth requirement shall not increase to greater than $17,000,000. Said increased Minimum Tangible Net Worth requirement shall be effective as of the end of such fiscal quarter, and shall continue in effect thereafter. In no event shall the Minimum Tangible Net Worth requirement be decreased."

, hereby is amended and restated in its entirety to read as follows:

                     "Parent (on a consolidated basis) shall maintain a Tangible
                      Net Worth of not less than $10,500,000 (the "Minimum Tangible Net Worth"), as of the end of each month, provided that, at the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2003, the Minimum Tangible Net Worth requirement shall be increased by 100% of the net income of the Parent (on a consolidated basis) for such fiscal quarter, but the Minimum Tangible Net Worth requirement shall not increase to greater than $17,000,000. Said increased Minimum Tangible Net Worth requirement shall be effective as of the end of such fiscal quarter, and shall continue in effect thereafter. In no event shall the Minimum Tangible Net Worth requirement be decreased."

                  (c) The portion of Section 5.2 of the Schedule to Loan Agreement that currently reads as follows:

                     "Parent (on a consolidated basis) shall maintain a Tangible
                      Net Worth of not less than $13,000,000 (the "Minimum Tangible Net Worth"), as of the end of each month, provided that, at the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2002, the Minimum Tangible Net Worth requirement shall be increased by 100% of the net income of the Parent (on a consolidated basis) for such fiscal quarter, but the Minimum Tangible Net Worth requirement shall not increase to greater than $17,000,000. Said increased Minimum Tangible Net Worth requirement shall

         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

                      be effective as of the end of such fiscal quarter, and shall continue in effect thereafter. In no event shall the Minimum Tangible Net Worth requirement be decreased."

, hereby is amended and restated in its entirety to read as follows:

                     "Parent (on a consolidated basis) shall maintain a Tangible
                      Net Worth of not less than $10,500,000 (the "Minimum Tangible Net Worth"), as of the end of each month, provided that, at the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2003, the Minimum Tangible Net Worth requirement shall be increased by 100% of the net income of the Parent (on a consolidated basis) for such fiscal quarter, but the Minimum Tangible Net Worth requirement shall not increase to greater than $17,000,000. Said increased Minimum Tangible Net Worth requirement shall be effective as of the end of such fiscal quarter, and shall continue in effect thereafter. In no event shall the Minimum Tangible Net Worth requirement be decreased."

                  (d) Section 6.4 of the Schedule to Loan Agreement, which currently reads as follows:

                      "6.4 Conversion Back to Non-Asset Based Terms. In the
                           event the Asset Based Terms are in effect, Parent may convert back to the Non-Asset Based Terms by giving Bank 30 days prior written notice thereof, provided that, at the date the notice is given and at the date the conversion is to go into effect (i) no default or Event of Default has occurred and is continuing, (ii) the total outstanding principal balance of the Advances and all outstanding Letters of Credit does not exceed $5,000,000, (iii) Parent has met the financial covenants set forth in Section 5.1 above throughout the most-recent ending fiscal quarter and provides evidence of the same to the Bank satisfactory to the Bank, and (iv) the Bank approves the conversion to the Non-Asset Based Terms in its good faith business judgment."

, hereby is amended and restated in its entirety to read as follows:

                      "6.4 Conversion Back to Non-Asset Based Terms. In the
                           event the Asset Based Terms are in effect, Parent may convert back to the Non-Asset Based Terms by giving Bank 30 days prior written notice thereof, provided that, at the date the notice is given and at the date the conversion is to go into effect: (i) no default or Event of Default has occurred and is continuing;
                           (ii) the total outstanding principal balance of the Advances and all outstanding Letters of Credit does not exceed $5,000,000; (iii) Parent (on a consolidated basis) has met the financial covenants set forth in Section 5.1 above throughout the most-recent ending fiscal quarter (notwithstanding that Section 5.1 by its terms would apply while the Asset Based Terms are not in effect) and provides evidence of the same to the Bank satisfactory to the Bank; (iv) Parent (on an consolidated basis) shall have maintained a Tangible Net Worth of not less than Thirteen Million Dollars

         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

                           ($13,000,000) throughout the most-recent ending fiscal quarter and provides evidence of the same to the Bank satisfactory to the Bank; and (v) the Bank approves the conversion to the Non-Asset Based Terms in its good faith business judgment."

                  (e) The definition of "Guarantor" set forth in Section 13.1 of the Loan Agreement, which currently reads as follows:

                     " "Guarantor" is any present or future guarantor of any of the Obligations, including Cutting Edge Software, Inc.."

, hereby is amended and restated in its entirety to read as follows:

                     " "Guarantor" is any present or future guarantor of any of the Obligations, including Cutting Edge Software, Inc. and iGo Direct Corporation."

                  (f) The portion of Section 8.10 of the Loan Agreement that currently reads as follows:

                     "Any guaranty of any Obligations ceases for any reason to be in full force or any Guarantor does not perform any obligation under any guaranty of any of the Obligations, or any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Obligations or in any certificate delivered to Bank in connection with the guaranty, or any circumstance described in Sections 8.5, 6 or 8 occurs to any Guarantor."

, hereby is amended and restated in its entirety to read as follows:

                     "Any guaranty of any Obligations ceases for any reason to be in full force or any Guarantor does not perform any obligation under any guaranty of any of the Obligations or any other Loan Document, or any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Obligations or any other Loan Document or in any certificate delivered to Bank in connection with any such guaranty or any other Loan Document, or any circumstance described in Sections 8.5, 8.6 or 8.8 occurs with respect to any Guarantor, mutatis mutandis."

                  (g) Anything in the Loan Agreement to the contrary notwithstanding, Borrower shall have Excess Availability (as defined herein) of not less than $1,500,000 at all times until and including April 15, 2003. As used herein, the term "Excess Availability" means, as of any date of determination, the amount, as determined by Bank in its good faith business judgment, equal to the aggregate Advances and other extensions of credit available to the Borrower under the Loan Agreement (after deduction of all applicable reserves).

         4. LIMITED CONSENT TO PERMITTED iGO ACQUISITION. Anything in the Loan Agreement to the contrary notwithstanding, Bank hereby consents to the formation by Parent of IGOC Acquisition, Inc., a Delaware corporation, as a wholly-owned Subsidiary of Parent and the

         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

merger of iGo Corporation, a Delaware corporation, with and into IGOC Acquisition, Inc., with IGOC Acquisition, Inc., now known as iGo Direct Corporation ("iGo"), as the surviving corporation of such merger, substantially in accordance with the terms and conditions of that certain Agreement and Plan of Merger, dated as of March 23, 2002, among Parent, iGo (then known as IGOC Acquisition, Inc.), and iGo Corporation, as amended by that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of July 18, 2002, among those same parties (collectively, the "iGo Acquisition Agreement", a copy of which is included with Parent's SEC filings of public record) (such merger, the "Permitted iGo Acquisition"); provided, however, that, as conditions to the effectiveness of such consent (which, upon satisfaction of such conditions, shall have effect from and after the date hereof):

                  (a) Bank shall have received lien searches listing all effective financing statements which name iGo Corporation, IGOC Acquisition, Inc., or iGo Direct Corporation as debtor that are filed in the applicable filing offices, none of which financing statements shall cover any of the assets of iGo Acquisition, except (i) Permitted Liens, (ii) financing statements as to which Bank has received duly executed termination statements in form and substance satisfactory to Bank, or (iii) as otherwise agreed in writing by Bank. Anything in the Loan Documents to the contrary notwithstanding, iGo may not merge or consolidate with any Borrower or any other Guarantor, and no assets (other than assets that are immaterial, either individually or in the aggregate) may be Transferred between, on the one hand, any Borrower or any other Guarantor, and, on the other hand, iGo, in each case, unless and until the condition in this clause (a) is satisfied.

                  (b) Silicon shall have received each of the following documents, in form and substance satisfactory to Bank and duly executed by iGo: (i) a guaranty agreement in favor of the Bank relative to the Obligations; (ii) a security agreement in favor of the Bank, pursuant to which iGo grants to Bank security interests in all or substantially all personal property of iGo in order to secure all obligations of iGo owing to Bank; and (iii) an intellectual property security agreement in favor of the Bank relative to the intellectual property collateral of iGo described therein.

The foregoing limited consent shall not constitute a waiver of any of the other terms or provisions of the Loan Agreement or any other Loan Documents, nor constitute a consent to any other transaction, whether or not similar to the foregoing.

         5. LIMITED CONSENT TO LIGGITT SUBORDINATED NOTE. Anything in the Loan Agreement to the contrary notwithstanding, Bank hereby consents to the incurrence by Parent of unsecured indebtedness owing to Richard C. Liggitt ("Liggitt") under that certain Convertible Subordinated Promissory Note, dated November 13, 2002, by Parent to the order of Liggitt, in the original principal amount of $990,000.00 (the "Liggitt Note; Borrower hereby represents and warrants that attached hereto as Exhibit A are true, correct, and complete copies of the Liggitt Note and all other material documents relating thereto) (such unsecured indebtedness, the "Permitted Liggitt Subdebt"); provided, however, that, as conditions to the effectiveness of such consent (which, upon satisfaction of such conditions, shall have effect from and after the date hereof): (a) Bank shall receive a subordination agreement, in form and substance satisfactory to Bank, duly executed by Liggitt relative to the Permitted Liggitt Subdebt and acknowledged by Borrower (the "Liggitt Subordination Agreement"); and (b) Borrower hereby covenants and

         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

agrees that Borrower shall not make any payments in respect of the Permitted Liggitt Subdebt except if and to the extent permitted under the Liggitt Subordination Agreement.

The foregoing limited consent shall not constitute a waiver of any of the other terms or provisions of the Loan Agreement or any other Loan Documents, nor constitute a consent to any other transaction, whether or not similar to the foregoing.

         6. FEES. Pursuant to Section 3 of the Schedule to Loan Agreement and because the Asset Based Terms became effective under Section 1(c) above, Borrower shall pay Bank the additional facility fee of $25,000 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Furthermore, in consideration for Bank entering into this Amendment, Borrower shall pay Bank a fee of $5,000 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

         7. REPRESENTATIONS TRUE; PRIMARY ACCOUNTS. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct. Borrower represents and warrants and covenants and agrees that, from and after the date hereof, Borrower is and shall be in compliance in all material respects with Section 6.6 [entitled "Primary Accounts"] of the Loan Agreement.

         8. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

 [remainder of page intentionally left blank; signature page follows]

         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

Borrower:                                Bank:

   MOBILITY ELECTRONICS, INC.            SILICON VALLEY BANK

   By_______________________________     By__________________________________
         President or Vice President     Title_______________________________

Borrower:                                Borrower:

   PORTSMITH, INC.                          MAGMA, INC.

   By_______________________________        By_______________________________
         President or Vice President              President or Vice President

         SILICON VALLEY BANK                     AMENDMENT TO LOAN DOCUMENTS

                                     CONSENT

         The undersigned acknowledges that the undersigned's consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty, security agreement, or any other Loan Document of the undersigned, all of which are hereby ratified and affirmed.

Borrower:                                Borrower:

   Cutting Edge Software, Inc.            iGo Direct Corporation,  a Delaware
                                          corporation formerly known as IGOC
                                          Acquisition,  Inc. and
                                          successor-by-merger to iGo Corporation

   By_______________________________
      President or Vice President

                                          By_______________________________
                                              President or Vice President